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                                                                   EXHIBIT 10.14

            _______________________________________________________

                               Amendment No. 1 to

                             SHAREHOLDERS AGREEMENT

                                  by and among

                              RIVER HOLDING CORP.

                 THE HELEN LOVAAS SEPARATE PROPERTY TRUST U/D/T
                              DATED JULY 17, 1997

                                THE FS ENTITIES

                                      AND

                          HUDSON RESPIRATORY CARE INC.

                                 APRIL 8, 1998

            _______________________________________________________
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                               AMENDMENT NO. 1 TO
                             SHAREHOLDERS AGREEMENT

          THIS AMENDMENT NO. 1 TO SHAREHOLDERS AGREEMENT (this "Agreement") is made and entered into as of April 8, 1998 by and among HUDSON RESPIRATORY CARE INC. (the "Company"), RIVER HOLDING CORP., a Delaware corporation ("Holding"), THE HELEN LOVAAS SEPARATE PROPERTY TRUST U/D/T dated July 17, 1997 (the "Trust"), FS Equity Partners III, L.P., FS Equity Partners International, L.P., and FS Equity Partners IV, L.P. (the "FS Entities").

                                R E C I T A L S:
                                - - - - - - - -

          A. The parties have heretofore entered into a Shareholders Agreement, dated as of April 7, 1998 (the "Original Agreement"), pursuant to which the parties established certain rights, obligations and restrictions with respect to the securities of the Company.

          B. The parties now wish to amend the Original Agreement as set forth below:

                               A G R E E M E N T:
                               - - - - - - - - -

          1. Section 5.1, Transfer Restrictions, is hereby amended to add the following sentences to the end of Section 5.1:

          "The foregoing restrictions on Transfer shall not apply to any pledge by Holding of Securities in connection with any credit or loan agreements of the Company, or the Transfer(s) of Securities pursuant to any such pledge (other than a pledge in connection with a credit or loan agreement with an FS Entity or an Affiliate of Holding or the FS Entities). Section 3 shall not apply to any such Transfer(s) and this Agreement shall not be binding upon any such transferees."

           2. Section 7.1, Capitalization, is hereby amended to replace the first sentence of such section with the following:

          "Subject to Sections 7.3 and 7.4, Holding, the Trust and the FS Entities agree that the number of outstanding shares of Holding Common Stock will at all times equal the number of outstanding shares of Common Stock. If Holding issues additional shares of Holding Common Stock, upon the contribution of the proceeds of such issuance to the Company, the Company shall issue to Holding

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          a number of shares of Common Stock equal to the additional shares of
          Holding Common Stock."

          3.   The parties hereto hereby waive any rights granted pursuant to
Section 2 of the Original Agreement relating to the issuance of shares of Common Stock to Holding in connection with the issuance of 12,500 shares of Holding Common Stock to The Parthenon Group.

          4. Except as amended hereby, the Original Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

          5. All capitalized terms not defined herein shall have the meanings set forth in the Original Agreement.

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          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                              HUDSON RESPIRATORY CARE INC.

                              By:   /s/ Richard W. Johansen
                                 ------------------------------------
                              Name:    Richard W. Johansen
                              Title:   President and CEO

                              By:  /s/ Jay R. Ogram
                                 ------------------------------------
                              Name:    Jay R. Ogram
                              Title:   Chief Financial Officer


                              RIVER HOLDING CORP.

                              By:   /s/ Richard W. Johansen
                                 ------------------------------------
                              Name:    Richard W. Johansen
                              Title:   President and CEO

                              By:  /s/ Jay R. Ogram
                                 ------------------------------------
                              Name:    Jay R. Ogram
                              Title:   Chief Financial Officer


                              THE HELEN LOVAAS SEPARATE PROPERTY
                              TRUST U/D/T JULY 17, 1997

                              By:  /s/ Helen Hudson Lovaas
                                 -------------------------------------

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                              FS EQUITY PARTNERS III, L.P.,  a Delaware
                              limited partnership

                              By:   FS Capital Partners L.P.
                                    Its:  General Partner

                                    By:  FS Holdings, Inc.
                                        Its:   General Partner

                                        By:    /s/ Charles P. Rullman
                                           -----------------------------
                                           Name:  Charles P. Rullman
                                           Title:

                              FS EQUITY PARTNERS INTERNATIONAL, L.P.,
                              a Delaware limited partnership

                              By:   FS & Co. International, L.P.
                                    Its:  General Partner

                                    By:  FS International Holdings Limited
                                         Its:   General Partner

                                         By:    /s/ Charles P. Rullman
                                             -----------------------------
                                             Name:  Charles P. Rullman
                                             Title:

                              FS EQUITY PARTNERS IV, L.P., a Delaware limited partnership

                              By:   FS Capital Partners LLC
                                    Its:  General Partner

                                          By:    /s/ Charles P. Rullman
                                          -----------------------------
                                          Name:  Charles P. Rullman
                                          Title:   Managing Member

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